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                                                                    EXHIBIT 99.8

                             JOINT FILING AGREEMENT

         The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, par value NLG 0.01, of Chicago Bridge & Iron Company N.V., is adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to the other person signatory hereto, at the principal office thereof.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the date set forth below.

Dated:  January 8, 2001                       WGI TYLER, LLC


                                              By: /s/ James M. Tidwell
                                                 -------------------------------
                                                 Name: James M. Tidwell
                                                 Title: President


Dated:  January 8, 2001                       WEDGE GROUP INCORPORATED


                                              By: /s/ James M. Tidwell
                                                 -------------------------------
                                                 Name: James M. Tidwell
                                                 Title: Vice President


Dated:  January 8, 2001                       WEDGE HOLDINGS, INC.


                                              By: /s/ Richard E. Blohm, Jr.
                                                 -------------------------------
                                                 Name: Richard E. Blohm, Jr.
                                                 Title: Vice President


Dated:  January 8, 2001                       FARINVEST, LTD.
                                              By: Issam M. Fares, its Managing
                                                  Director

                                                  By: /s/ Richard E. Blohm, Jr.
                                                     ---------------------------
                                                     Name: Richard E. Blohm, Jr.
                                                     Title:  Attorney-in-Fact



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Dated:  January 8, 2001                  FARINVEST N.V.

                                         By: Issam M. Fares, its Managing
                                             Director

                                             By: /s/ Richard E. Blohm, Jr.
                                                ----------------------------
                                                Name: Richard E. Blohm, Jr.
                                                Title:  Attorney-in-Fact


Dated:  January 8, 2001                  WEDGE ENGINEERING B.V.
                                         By: Minefa Holdings B.V., its
                                             Managing Director

                                             By: Issam M. Fares, its
                                                 Managing Director

                                                 By: /s/ Richard E. Blohm, Jr.
                                                    ------------------------
                                                    Name: Richard E. Blohm, Jr.
                                                    Title:  Attorney-in-Fact


Dated:  January 8, 2001                  MINEFA HOLDINGS B.V.
                                         By: Isaam M. Fares, its Managing
                                             Director

                                             By: /s/ Richard E. Blohm, Jr.
                                                ----------------------------
                                                Name: Richard E. Blohm, Jr.
                                                Title:  Attorney-in-Fact


Dated:  January 8, 2001                  ISSAM M. FARES


                                         By: /s/ Richard E. Blohm, Jr.
                                            --------------------------------
                                            Name: Richard E. Blohm, Jr.
                                            Title:  Attorney-in-Fact